Environmental Liabilities	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Environmental Liabilities

16. ENVIRONMENTAL LIABILITIES

The following tables show the movements in environmental liabilities for the years ended December 31, 2013 and 2012:

Year ended December 31, 2013 (millions of Canadian dollars)	PCB	LAR	Total
Environmental liabilities, January 1	197	52	249
Interest accretion	9	1	10
Expenditures	(2)	(14)	(16)
Revaluation adjustment	(3)	26	23

Environmental liabilities, December 31	201	65	266
Less: current portion	15	12	27

	186	53	239

Year ended December 31, 2012 (millions of Canadian dollars)	PCB	LAR	Total
Environmental liabilities, January 1	199	58	257
Interest accretion	9	2	11
Expenditures	(8)	(10)	(18)
Revaluation adjustment	(3)	2	(1)

Environmental liabilities, December 31	197	52	249
Less: current portion	13	9	22

	184	43	227

The following tables show the reconciliation between the undiscounted basis of the environmental liabilities and the amount recognized on the Consolidated Balance Sheets after factoring in the discount rate:

December 31, 2013 (millions of Canadian dollars)	PCB	LAR	Total
Undiscounted environmental liabilities	237	68	305
Less: discounting accumulated liabilities to present value	36	3	39

Discounted environmental liabilities	201	65	266

December 31, 2012 (millions of Canadian dollars)	PCB	LAR	Total
Undiscounted environmental liabilities	233	54	287
Less: discounting accumulated liabilities to present value	36	2	38

Discounted environmental liabilities	197	52	249

At December 31, 2013, the estimated future environmental expenditures were as follows:

(millions of Canadian dollars)
2014	27
2015	28
2016	35
2017	23
2018	22
Thereafter	170

305

At December 31, 2013, of the total estimated future environmental expenditures, $237 million relates to PCB (2012 – $233 million) and $68 million relates to LAR (2012 – $54 million).

Hydro One records a liability for the estimated future expenditures for the contaminated LAR and for the phase-out and destruction of PCB-contaminated mineral oil removed from electrical equipment. There are uncertainties in estimating future environmental costs due to potential external events such as changes in legislation or regulations, and advances in remediation technologies. In determining the amounts to be recorded as environmental liabilities, the Company estimates the current cost of completing required work and makes assumptions as to when the future expenditures will actually be incurred, in order to generate future cash flow information. A long-term inflation rate assumption of approximately 2% has been used to express these current cost estimates as estimated future expenditures. Future expenditures have been discounted using factors ranging from approximately 3.3% to 6.3%, depending on the appropriate rate for the period when expenditures are expected to be incurred. All factors used in estimating the Company’s environmental liabilities represent management’s best estimates of the present value of costs required to meet existing legislation or regulations. However, it is reasonably possible that numbers or volumes of contaminated assets, cost estimates to perform work, inflation assumptions and the assumed pattern of annual cash flows may differ significantly from the Company’s current assumptions. In addition, with respect to the PCB environmental liability, the availability of critical resources such as skilled labour and replacement assets and the ability to take maintenance outages in critical facilities may influence the timing of expenditures. Environmental liabilities are reviewed annually or more frequently if significant changes in regulations or other relevant factors occur. Estimate changes are accounted for prospectively. The Company records a regulatory asset reflecting the expectation that future environmental costs will be recoverable in rates.

PCBs

In September 2008, Environment Canada published regulations governing the management, storage and disposal of PCBs, enacted under the Canadian Environmental Protection Act, 1999. The regulations impose timelines for disposal of PCBs based on certain criteria, including type of equipment, in-use status, and PCB-contamination thresholds. Under these regulations and Hydro One’s approved end-of-use extension, PCBs in concentrations of 500 parts per million (ppm) or more have to be disposed of by the end of 2014, with the exception of specifically exempted equipment, and PCBs in concentrations greater than 50 ppm and less than 500 ppm, or greater than 50 ppm for pole-top transformers, pole-top auxiliary electrical equipment and light ballasts, must be disposed of by the end of 2025. Management judges that the Company currently has very few PCB-contaminated assets in excess of 500 ppm. Contaminated equipment will generally be replaced, or will be decontaminated by removing PCB-contaminated insulating oil and retro filling with replacement oil that contains PCBs in concentrations of less than 2 ppm.

The Company’s best estimate of the total estimated future expenditures to comply with current PCB regulations is $237 million. These expenditures are expected to be incurred over the period from 2014 to 2025. As a result of its annual review of environmental liabilities, the Company recorded a revaluation adjustment in 2013 to reduce the PCB environmental liability by $3 million (2012 – $3 million).

LAR

The Company’s best estimate of the total estimated future expenditures to complete its LAR program is $68 million. These expenditures are expected to be incurred over the period from 2014 to 2022. As a result of its annual review of environmental liabilities, the Company recorded a revaluation adjustment in 2013 to increase the LAR environmental liability by $26 million (2012 – $2 million).